[EXHIBIT 10.1.7]

                       LICENSE AGREEMENT

    LICENSE AGREEMENT dated October 27, 2003, between FILM & MUSIC ENTERTAINMENT, INC. ("Licensor"), a Nevada corporation having its principal place of business at 2029 Century Park East, Suite 1060, Century City, C/'. 90067, and WESTERN MEDIA GROUP CORPORATION ("Licensee"), a Minnesota corporation having its principal place of business at 11 Oval Drive, Suite 200B, Islandia, New
York 11749.

                          WITNESSETH
                          ----------

    WHEREAS, Licensor is the owner of all rights to a Linux-based real-time streaming video broadcast server which allows for no-buffering and which is known as "FELIX"; and

    WHEREAS, Licensee wishes to license from Licensor all of Licensor's right, title and interest in and to FELIX, upon the terms and conditions hereinafter set forth; and

    NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

                          ARTICLE I
                          ---------

    Section 1.1  Grant of Exclusive License. Upon the terms and
                 --------------------------
subject to the conditions hereinafter set forth, Licensor hereby grants to Licensee, for the term of this Agreement, the ,itl-"f"t-L exclusive, assignable right to use FELIX (including its related software(." object and source codes and the tradename "FELIX") in the Territory, and for the Permitted Uses, as defined below. For the purposes of this Agreement, the "Territory" shall mean the United States of America and its territories and possessions. For the purposes of this Agreement, the "Permitted Uses" shall mean any use of FELIX which relates in any way to the medical or healthcare industry or medical or healthcare education.



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    Nothing contained herein shall preclude in any way Licensee from changing the trade name of FELIX or using only some, rather than all, of the features or components of FELIX, or not using FELIX and any and all of the rights granted under the license at all,

    Included with the license granted hereunder are copies of, and the exclusive right to use, the following in the Territory: all documentation and other materials (whether hardware or software) necessary for the exercise of the license rights granted hereunder or the operation and maintenance of FELIX, which shall include the complete, up-to-date and documented interface source code; information on all known bugs or other issues; the history of the development of FELIX; and a general, practical summary of how FELIX operates from both the business side and the user-experience side. Licensor and licensee shall engage in good faith, reasonable negotiations with respect to the source code, source code extensions, privacy and protection issues and other matters relevant to the protection of licensor's intellectual property.

    Section 1.2  Term. The license granted by this Agreement shall
                 ----
continue for a period of ten (10) years from the execution and delivery hereof. After every two year interval the user based royalty fee shall be reviewed and renewed for another two year period there after. This fee may be re-negotiated upon mutual agreement by both parties.

    Section 1.3  No Assumption or Payment of Liabilities. Licensee
                 ---------------------------------------
shall not assume, or have any liability or responsibility for, any trade or other account payable of Licensor or any other liability or obligation of Licensor. Licensor and Licensee agree that Licensee shall not assume, and will have no liability or responsibility for any liabilities or obligations of Licensor

    (i)  for any employee-related obligations

    (ii) with respect to litigation and other legal proceedings
(whether civil or criminal), fines and claims and any related fees and expenses; or

   (iii) for the fees and disbursements of Licensor's counsel, accountants and


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other  experts, and all other expenses incurred by Licensor,  in connection with the preparation for, entering into and consummation of the transaction contemplated by this Agreement and all other matters incident thereto.


                      ARTICLE II
                      ----------

   Section 2.1  Royalty Payment: FELIX Servers.  The one-time
                ------------------------------
advance royalty to be paid by Licensee to Licensor for the license (including all accompanying rights) granted hereby, and for two FELIX servers, shall be the sum of $20,000.00, which shall be paid by the delivery to Licensor, contemporaneously with the execution and delivery of this Agreement, of a check in such amount payable to Licensor. Future units not to exceed $800.00. The FELIX Servers sha1l be delivered to Licensee by Licensor no later than 30 days after the execution of this Agreement. In addition, Licensee shall pay to Licensor, for the two year period following the execution of this Agreement, a royalty of $1.00 for each use of FELIX by a client of Licensee or its wholly owned subsidiary, Med-Link USA, Inc. No further payment from Licensee to Licensor is contemplated by this Agreement.


                    ARTICLE III
                    -----------

                 Future Cooperation
                 ------------------

   Section 3.1.  Cooperation. From and after the date hereof,
                 -----------
either party hereto will, at the request of the other party hereto, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such instruments and other documents, and perform or cause to be performed such acts, as may reasonably be required to evidence or effectuate the transaction contemplated by this Agreement. In addition, each party hereto, upon the reasonable request of the other party hereto, shall make available to the other party hereto, for inspection and/or copying, such books and records as may reasonably be required in connection with the filing of



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tax returns, compliance with other govermental laws, rules or regulations or any other reasonable purpose.

                    ARTICLE IV
                    ----------

       Representations and Warranties Of Licensor

    Licensor hereby represents and warrants to Licensee as follows

    Section 4. Organization. Good Standing and Corporate Power
               ------------
and Authority of Licensor. Licensor is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to enter into this Agreement and to perform the obligations required of it under this Agreement. Licensor has all requisite power and authority, and all licenses, franchises, permits and authorizations, necessary to carry on its business as presently conducted and to own, lease and operate the assets, property and business owned, leased and operated by it.

    Section 4.2.  Effective Agreement of Licensor.
                  -------------------------------

    (a) The execution and delivery by Licensor of this Agreement and the consummation by Licensor of the transaction contemplated hereby have been duly authorized by all necessary corporate action of Licensor, and this Agreement constitutes, and any other agreements or instruments executed and delivered by Licensor prior to or contemporaneously with the execution and delivery of this Agreement, when executed and delivered by Licensor, will constitute, legal, valid and binding obligations of Licensor, enforceable against Licensor in accordance with their respective terms.

    (b) Neither the execution and delivery of this Agreement nor the consummation of the transaction contemplated hereby will (i) violate any provision of the articles of incorporation or bylaws of Licensor, as amended to date, (ii) with or without the giving of notice and/or the



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passage of time, violate, conflict with, result in the breach or termination of, constitute a default under, or result in the creation of any material lien, charge or encumbrance upon any of the assets or property of Licensor pursuant to, any contract, agreement, lease or commitment to which Licensor is a party or by which Licensor or any of its assets or property may be bound, or (iii) violate any judgment, decree, order, statute, rule or governmental regulation applicable to Licensor or any of its assets, property or business.

    (c) No consent, approval, qualification, order or authorization of, or filing with, any governmental authority, including any court, or other third party is required in connection with Licensor's valid execution, delivery or performance of this Agreement or the consummation of any transaction contemplated hereby.

    Section 4.3 Undisclosed Liabilities. As of and from and after
                -----------------------
the execution and delivery of this Agreement, Licensee will not be liable, obligated for or otherwise responsible for
(a) any liability or obligation of Licensor, whether accrued, absolute, contingent, contractual or otherwise and whether or not incurred in the ordinary course of Licensor's business, which existed prior to the execution and delivery of this Agreement,
(b) any other expense, liability or obligation of Licensor relating to a claim of a third party based upon an event which occurred prior to the execution and delivery of this Agreement, or (c) any expense, liability or obligation owed by Licensor to its shareholders or any director or officer of Licensor. or any of their affiliated entities or related persons.

    Section 4.4.  Litigation. There are no actions, suits,
                  ----------
proceedings, judgments or decrees pending or, to the knowledge of Licensor, threatened involving Licensor or its business. There are no judgments, orders or decrees outstanding against Licensor.
Licensor has no knowledge of




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any pending or threatened proceeding or condition which would, in any manner, impair or curtail the ability of Licensee to obtain the benefit of the license granted hereunder.

   Section 4.5  Ownership Rights of Licensor. FELIX is being
                ----------------------------
lawfully used in Licensor's business and may be so used by Licensee without payment to, infringement claim from or other legal interference from, any third party, and there has been no assignment, license or other authorization given to any third party to use FELIX. None of the rights embodied in the license granted hereunder are used in connection with any business other than the business of Licensor. To the best of its knowledge, Licensor has the right to use FELIX without infringement on the rights of any other person or entity.

   Section 4.6  Product Warranties. Licensor is unaware of any
                ------------------
design or other defect in the FELIX software or hardware and has not received notice of the assertion of any claim for a credit, refund or damage recovery as a result thereof.

                       ARTICLE V
                       ---------

  Survival of Representations and Warranties: Indemnification

    Section 5.1  Survival of Representations and Warranties. The
                 ------------------------------------------
representations and warranties made by Licensor and Licensee in this Agreement or in any instrument or other document delivered pursuant to this Agreement shall survive the execution and delivery of this Agreement.

    Any claim by Licensor or Licensee based upon a breach of a representation or warranty shall be in writing and be asserted prior to the expiration of the survival period. Nothing contained in this Section 5.1 with respect to the survival of representations arid warranties shall affect in any way the obligations of the parties hereto that are to be performed, in whole or in part, after the execution and delivery of this Agreement



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                      ARTICLE VI
                      ----------

                     Miscellaneous
                     -------------

    Section 6.1  Entire Agreement. This Agreement sets forth
                 ----------------
the entire agreement and understanding of the parties hereto with respect to the transaction contemplated hereby and supersedes any and all prior agreements and understandings relating to the subject matter hereof. No representation, promise or statement of intention has been made by any party hereto which is not embodied in this Agreement or other documents delivered pursuant hereto or in connection with the transaction contemplated hereby, and no party hereto shall be bound by or liable for any alleged representation, promise or statement of intention not set forth herein or therein.

    Section 6.2  Amendment: Waiver. Except as otherwise
                 -----------------
expressly provided herein, this Agreement may be amended, modified, superseded or cancelled, and any of the terms, representations, warranties, covenants or conditions hereto may be waived, only by a written instrument executed by the parties hereto or, in the case of a waiver, by the party hereto waiving compliance,

    Section 6.3  Parties in Interest.  All the terms,
                 -------------------
representations, warranties, covenants and conditions contained in this Agreement shall be binding upon, and shall inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns

    Section 6.4  Governing Law. This Agreement shall be
                 -------------
governed by and construed and enforced in accordance with the laws of the State of California. Any action concerning, relating to or involving this Agreement, or the other agreements or instruments entered into or delivered pursuant to this Agreement, shall be brought in by the American Arbitration Association in Los Angeles California and adjudicated in accordance with their rules in commercial arbitration, and the parties hereby consent to the jurisdiction and venue of such courts for such purpose


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    Section 6.5  Captions. The article and section headings
                 --------
contained in this Agreement are for reference purposes only and shall not in any way affect the meaning of interpretation of this Agreement.

    Section 6.6. Counterparts. This Agreement maybe executed
                 ------------
in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute a single agreement.

    Section 6.7.  Limitations on Rights of Third Parties.
                  --------------------------------------
Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby.

    IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

FILM & MUSIC ENTERTAINMENT, INC.     WESTERN MEDIA GROUP CORPORATION


By:______________________________    By:_____________________________


_________________________________    ________________________________
Printed Name                         Printed Name


_________________________________    ________________________________
Title                                Title





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